UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 2, 2019

GIGCAPITAL, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-38320	82-3027430
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2479 E. Bayshore Rd., Suite 200 Palo Alto, CA		94303
(Address of Principal Executive Offices)		(Zip Code)

(650) 276-7040

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	GIG	The NYSE Stock Market LLC
Warrants to receive one share of Common Stock	GIG.WS	The NYSE Stock Market LLC
Right to receive one-tenth of one share of Common Stock	GIGr	The NYSE Stock Market LLC
Units, each consisting of one share of Common Stock, one right and three-fourths of one warrant	GIG.U	The NYSE Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01 Other Events

Attached as Exhibit 99.1 to this Report is the form of investor presentation to be used by GigCapital, Inc. (the “Company”) with regard to the proposed business combination (the “Business Combination”) with Kaleyra S.p.A. (“Kaleyra”) in presentations to certain of its stockholders and other persons interested in purchasing its securities.

Cowen Inc. has served as the underwriter of and as the advisor to the Company, and Northland Securities, Inc. has served as the advisor to Kaleyra on the Business Combination. On March 6, 2019, the Company filed with the SEC a Current Report on Form 8-K that attached a transcript of an investor conference call held on March 5, 2019 regarding the Business Combination. Cowen has served as the underwriter of and as the advisor to the Company, and Northland Securities, Inc. has served as the advisor to Kaleyra on the Business Combination. On March 6, 2019, the Company filed with the SEC a Current Report on Form 8-K that attached a transcript of an investor conference call held on March 5, 2019 regarding the Business Combination. To clarify some statements as filed, while the Company expects the investment banks advising on the Business Combination to convert a portion of their fees to shares of common stock depending upon the level of redemptions by the stockholders, there are no specific agreements with the banks.

Additional Information About the Business Combination and Where To Find It

Additional information about the Business Combination with Kaleyra and related transactions is described in GigCapital’s preliminary proxy statement relating to the Business Combination and the respective businesses of GigCapital and Kaleyra, which GigCapital has filed with the SEC. The Business Combination and related transactions will be submitted to stockholders of GigCapital for their consideration. GigCapital’s stockholders and other interested persons are advised to read the preliminary proxy statement and any amendments thereto and, once available, the definitive proxy statement and any additional definitive materials filed in connection with GigCapital’s solicitation of proxies for its special meeting of stockholders to be held to approve, among other things, the Business Combination and related transactions, because these documents will contain important information about GigCapital, Kaleyra and the Business Combination and related transactions. The definitive proxy statement will be mailed to stockholders of GigCapital as of a record date to be established for voting on the Business Combination and related transactions.

Stockholders may also currently obtain a copy of the preliminary proxy statement or the definitive proxy statement, once available, as well as other documents filed with the SEC by GigCapital, without charge, at the SEC’s website located at www.sec.gov or by directing a request to Tara McDonough, Vice President and Chief Financial Officer, GigCapital, Inc., 2479 E. Bayshore Rd., Suite 200 Palo Alto, CA 94303, or by telephone at (650) 276-7040.

Participants in the Solicitation

Kaleyra, GigCapital and their respective directors and executive officers and other persons may be deemed to be participants in the solicitations of proxies from GigCapital’s stockholders in respect of the Business Combination and related transactions. Information regarding GigCapital’s directors and executive officers is available in its Form 10-K filed with the SEC on December 6, 2018. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests is contained in the preliminary proxy statement, and will be contained in the definitive proxy statement when it becomes available, related to the Business Combination and related transactions, and which can be obtained free of charge from the sources indicated above.

Forward-Looking Statements

This Current Report on Form 8-K, including the attached exhibits, may include forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995 regarding the Business Combination, Company and Kaleyra. All statements, other than statements of historical facts, included in this Current Report on Form 8-K and the attached exhibits that address activities, events or developments that the Company and/or Kaleyra expects or anticipates will or may occur in the future are forward-looking statements and are identified with, but not limited to, words such as “believe” and “expect”. Such forward-looking statements include, but are not limited to, statements regarding the closing of the combination and the expectations, hopes, beliefs, intentions, plans, prospects or strategies regarding the business combination and future business plans of the Company and Kaleyra management teams. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. These statements are based on certain assumptions and analyses made by the management of the Company and/or Kaleyra in light of their respective experience and their perception of historical trends, current conditions and expected future developments and their potential effects on the Company and Kaleyra as well as other factors they believe are appropriate in the circumstances. There can be no assurance that future developments affecting the Company or Kaleyra will be those anticipated and actual results may differ materially from those expressed in this Current Report on Form 8-K and in the attached exhibits due to many factors such as, but not limited to, the ability to satisfy closing conditions for the Business Combination, including that the Company stockholders will approve the Business Combination, the ability of the combined company to meet the NYSE’s listing standards, and that the Company will have sufficient capital upon the approval of the Business Combination to operate as anticipated. Should one or more of these risks or uncertainties materialize, or should any of the assumptions being made prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. These statements speak only as of the date they are made and none of the Company and/or Kaleyra undertakes any obligation to update any forward-looking statements contained in this Current Report on Form 8-K to reflect events or circumstances which arise after the date of this Current Report on Form 8-K.

No Offer or Solicitation

This communication shall neither constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation, or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

Exhibit	Description

99.1	Investor Presentation dated August 2019

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 2, 2019

By:	/s/ Dr. Avi S. Katz
Name:	Dr. Avi S. Katz
Title:	Chief Executive Officer, President and Executive Chairman of the GigCapital, Inc. Board